Filed Pursuant to Rule 497(e)
File Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

Supplement dated August 22, 2008 to the

Prospectuses dated May 1, 2008 (together, the “Prospectuses”)

The following information supplements disclosure under the “Principal Investment Strategy” sections of the Prospectuses:

The Portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements disclosure under the “Principal Risk Considerations” sections of the Prospectuses:

Securities Lending Risk. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio’s securities lending agent after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

The following information replaces the paragraph in the sub-sections entitled “Disclosure of Portfolio Holdings for Money Market ProFund” on page 11 of the Prospectuses:

A description of Money Market ProFund’s policies and procedures with respect to the disclosure of Money Market ProFund’s portfolio securities is available in Money Market ProFund’s SAI and on the ProFunds’ website at www.profunds.com. A complete list of the Portfolio’s portfolio holdings is posted twice each month on www.moneyfunds.deam-us.db.com (the website does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to www.moneyfunds.deam-us.db.com on or after month end and portfolio holdings as of each month end are posted on or after the 14th day of the following month. The posted portfolio holdings information generally remains accessible at least until the date on which the Portfolio files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. The Portfolio also may post on www.moneyfunds.deam-us.db.com, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

Please retain this supplement for future reference.

Filed Pursuant to Rule 497(e)
FIle Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

Supplement dated August 22, 2008 to the

Statement of Additional Information dated May 1, 2008 (the “SAI”)

All references to securities lending practices in the SAI are hereby revised to reflect that the Board of Trustees of Cash Management Portfolio (the “Portfolio”), the master portfolio in which Money Market ProFund (the “Fund”) invests all of its assets, approved securities lending by the Portfolio in an amount up to 33 1/3% of its total assets. Further, the following additional changes are hereby made to the SAI:

The following replaces similar language or supplements the non-fundamental investment restrictions of the Fund relating to securities lending:

As a matter of non-fundamental policy, the Portfolio currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The following replaces the paragraph entitled “Lending of Portfolio Securities” in the “Investment Policies, Techniques and Related Risks” section of the SAI:

Lending of Portfolio Securities. The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments) and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s securities lending agent after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Portfolio may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by DIMA (or one of its affiliates).

Please retain this supplement for future reference.